Supplement to the currently effective Statement of Additional Information and all currently effective Supplements thereto for the following fund:

Scudder PreservationPlus Income Fund

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The  following   paragraph  is  deleted  from  the  "Financial  Services  Firms'
Compensation" sub-section of the "Purchase and Redemption of Shares" section.



         Purchase of Institutional Class Shares. Information on how to buy Institutional Class Shares is set forth in the section entitled "Buying and Selling Shares" in the Fund's prospectus. The following supplements that information. The minimum initial investment for Institutional Class shares is $250,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum amounts may be changed at any time in management's discretion.






               Please Retain This Supplement for Future Reference



May 23, 2003